                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  November 23, 1999
                                                        -----------------

                                  PSINet Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          New York                      0-25812              16-1353600
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission          (IRS Employer
      of incorporation)               File Number)       Identification No.)


          510 Huntmar Park Drive, Herndon, Virginia            20170
--------------------------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (703) 904-4100
                                                   --------------


         (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

     PSINet Inc. previously reported in our Form 8-K dated August 22, 1999 and filed on August 24, 1999 that we had entered into a definitive agreement to acquire Transaction Network Services, Inc. ("TNI"). We also filed a Form 8-K dated August 22, 1999 and filed on September 16, 1999 which included, among other items, unaudited pro forma consolidated financial information for PSINet as of and for the six months ended June 30, 1999 and for the twelve months ended December 31, 1998.

     On November 23, 1999, we acquired TNI. As of the closing date, the aggregate consideration to be paid to TNI shareholders consisted of approximately $340.8 million in cash and approximately 7.6 million shares of PSINet common stock, which represents an aggregate value of up to approximately $687.0 million, assuming a price per share of PSINet common stock of $45.719. In addition, we assumed approximately 463,000 common stock options representing an aggregate value of approximately $13.0 million. Additionally, principal and interest outstanding under TNI's revolving credit facility, in the amount of $52.1 million, was repaid as a condition to closing. The source of the cash consideration for the TNI merger will be, and the cash for the repayment of the TNI revolving credit facility obligation was, from cash on hand.

     This Form 8-K includes unaudited pro forma consolidated financial information for PSINet as of September 30, 1999 and for the year ended December 31, 1998 and for the nine months ended September 30, 1999, which information is being filed as an Exhibit to this Form 8-K. This Form 8-K also incorporates by reference audited consolidated financial statements of TNI for the year ended December 31, 1998 and unaudited consolidated financial statements of TNI for the nine months ended September 30, 1999 which are included in TNI's Annual Report on Form 10-K for the year ended December 31, 1998 and TNI's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, respectively.

     Some of the information included in or incorporated by reference in this Form 8-K may contain forward-looking statements, such as information relating to the effects of acquisitions. Such statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or similar words, or by discussions of strategy that involve risks and uncertainties. Another form of forward-looking statement can be characterized by an assumption (using terminology such as "as if" or "gives effect to") that an event occurs at the beginning of a financial period presented, with a corresponding effect throughout the period, even though the event had actually occurred after the beginning of such period or has not yet actually occurred at all. Any such forward-looking statements may discuss our future expectations or contain projections of our results of operations or financial condition or expected benefits to us resulting from acquisitions or other transactions. We cannot assure you that the future results indicated, whether expressed or implied, will be achieved. For a discussion of the risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should read "Risk Factors" included as Exhibit 99.1 to our Form 10-Q for the quarterly period ended September 30, 1999 and our other periodic reports and documents filed with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

(a)     Financial Statements of Businesses Acquired

        Financial statements of Transaction Network Services, Inc., or TNI, for the year ended December 31, 1998 are incorporated herein by reference to
        Item 8 of TNI Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 0-23856). Financial statements of TNI for the three and nine months ended September 30, 1999 are incorporated herein by reference to Item 1 of TNI's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 (File No. 0-23856).

(b)     Pro Forma Financial Information

        Unaudited Pro Forma Consolidated Financial Information of PSINet Inc. is included in Exhibit 99.1 to this Report on Form 8-K.

(c)     Exhibits.

                    Exhibit 3.1 Restated Certificate of Incorporation dated November 9, 1999.

                    Exhibit 10.1 Fifth Amendment and Waiver dated as of November 19, 1999, to the Credit Agreement, dated as of September 29, 1998, among PSINet, the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent, Fleet National Bank, as Syndication Agent, and The Bank of New York, as Documentation Agent.

                    Exhibit 10.2 Sixth Amendment dated as of November 23, 1999, to the Credit Agreement, dated as of September 29, 1998, among PSINet, the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent, Fleet National Bank, as Syndication Agent, and The Bank of New York, as Documentation Agent.

                    Exhibit 23.1  Consent of Arthur Andersen LLP.

                    Exhibit 99.1 PSINet Inc. Unaudited Pro Forma Consolidated Financial Information.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 1, 1999                     PSINET INC.


                                             By: /s/ Edward D. Postal
                                                -------------------------
                                                  Edward D. Postal
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                   Exhibit Name                             Location
------                   ------------                             --------
3.1          Restated Certificate of Incorporation          Filed herewith.
             dated November 9, 1999.

10.1         Fifth Amendment and Waiver dated as of         Filed herewith.
             November 19, 1999, to the Credit
             Agreement, dated as of September 29, 1998,
             among PSINet, the Lenders party thereto,
             The Chase Manhattan Bank, as
             Administrative Agent, Fleet National Bank,
             as Syndication Agent, and The Bank of New
             York, as Documentation Agent.

10.2         Sixth Amendment dated as of November 23,       Filed herewith.
             1999, to the Credit Agreement, dated as of
             September 29, 1998, among PSINet, the
             Lenders party thereto, The Chase Manhattan
             Bank, as Administrative Agent, Fleet
             National Bank, as Syndication Agent, and
             The Bank of New York, as Documentation
             Agent.

23.1         Consent of Arthur Andersen LLP.                Filed herewith.


99.1         PSINet Inc. Unaudited Pro Forma                Filed herewith.
             Consolidated Financial Information.